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[LOGO] PACIFIC LIFE                         Pacific Life Insurance Company                PACIFIC INNOVATIONS
                                       P.O. Box 7187 - Pasadena, CA 91109-7187        VARIABLE ANNUITY APPLICATION
                                          www.PacificLife.com - (800) 722-2333
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MAILING INSTRUCTIONS: Send this         APPLICATIONS WITH PAYMENT (AND/OR ADDITIONAL    APPLICATIONS WITHOUT PAYMENT:
completed application as follows:       PAYMENTS):
                                        REGULAR MAIL DELIVERY: Pacific Life Insurance   REGULAR MAIL DELIVERY: Pacific Life
                                        Company,                                        Insurance Company,
IF YOU NEED ASSISTANCE IN COMPLETING    P.O. Box 100060, Pasadena, CA 91189-0060        P.O. Box 7187, Pasadena, CA 91109-7187
THIS FORM, PLEASE CALL (800) 722-2333.  EXPRESS MAIL DELIVERY: Pacific Life Insurance   EXPRESS MAIL DELIVERY: Pacific Life
                                        Company,                                        Insurance Company,
                                        C/O FCNPC, 1111 S. Arroyo Parkway, Ste. 150,    1111 S. Arroyo Parkway, Ste. 205, Pasadena,
                                        Pasadena, CA 91105                              CA 91105

1. OWNER IF TRUST IS OWNER, ALSO COMPLETE TRUST AGREEMENT CERTIFICATION FORM. CHECK PRODUCT GUIDELINES FOR MAXIMUM ISSUE AGE.
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Name (FIRST, MIDDLE INITIAL, LAST)                                      Birth Date (MO/DAY/YR)        Sex

______________________________________________________________________  __ __/__ __/__ __ __ __       / / M     / / F
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Street Address                                  City, State, ZIP Code                                        SSN/TIN

___________________________________________     __________________________________________________________   _______________________
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ADDITIONAL OWNER  NOT APPLICABLE FOR QUALIFIED CONTRACTS.  CHECK ONE:  / / JOINT  / / CONTINGENT
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Name (FIRST, MIDDLE INITIAL, LAST)                                      Birth Date (MO/DAY/YR)        Sex

______________________________________________________________________  __ __/__ __/__ __ __ __       / / M     / / F
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Street Address                                  City, State, ZIP Code                                        SSN/TIN

___________________________________________     __________________________________________________________   _______________________
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2. ANNUITANT  IF OWNER(S) AND ANNUITANT(S) ARE THE SAME, IT IS NOT NECESSARY TO COMPLETE THIS SECTION. CHECK PRODUCT GUIDELINES FOR
MAXIMUM ISSUE AGE.
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Name (FIRST, MIDDLE INITIAL, LAST)                                      Birth Date (MO/DAY/YR)        Sex

______________________________________________________________________  __ __/__ __/__ __ __ __       / / M     / / F
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Street Address                                  City, State, ZIP Code                                        SSN

___________________________________________     __________________________________________________________   _______________________
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ADDITIONAL ANNUITANT  COMPLETE THIS SECTION TO NAME ADDITIONAL ANNUITANT. NOT APPLICABLE FOR QUALIFIED CONTRACTS.
CHECK ONE:  / / JOINT   / / CONTINGENT
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Name (FIRST, MIDDLE INITIAL, LAST)                                      Birth Date (MO/DAY/YR)        Sex

______________________________________________________________________  __ __/__ __/__ __ __ __       / / M     / / F
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Street Address                                  City, State, ZIP Code                                        SSN

___________________________________________     __________________________________________________________   _______________________
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3. BENEFICIARIES IF NO BOXES ARE CHECKED, DEFAULT WILL BE JOINT PRIMARY BENEFICIARIES. UNLESS OTHERWISE INDICATED, PROCEEDS WILL BE
DIVIDED EQUALLY. USE SPECIAL REQUESTS SECTION TO PROVIDE ADDITIONAL BENEFICIARIES OR BENEFICIARY INFORMATION.
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Name (FIRST, MIDDLE INITIAL, LAST)                                              / / PRIMARY          Relationship       Percentage
                                                                                / / CONTINGENT                                    %
_____________________________________________________________________________   _________________    _________________  ___________
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Name (FIRST, MIDDLE INITIAL, LAST)                                              / / PRIMARY          Relationship       Percentage
                                                                                / / CONTINGENT                                    %
_____________________________________________________________________________   _________________    _________________  ___________
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4. CONTRACT TYPE  SELECT ONE.                                                   QUALIFIED CONTRACT PAYMENT TYPE
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/ / Non-Qualified   / / SIMPLE IRA(1)  / / Custodial IRA      / / 457           IF NO YEAR IS INDICATED, CONTRIBUTION DEFAULTS TO
/ / Conduit IRA     / / SEP-IRA        / / 401(a) Pension(2)  / / Keogh/HR10(2) CURRENT TAX YEAR.
/ / IRA             / / Contributory   / / 401(k)(2)          / / TSA/403(b)(3)
                        Roth IRA                                                / / Transfer......... $____________

/ / Conversion Roth IRA Conversion Date __ __/__ __/__ __ __ __                 / / Rollover......... $____________

(1) COMPLETE ROTH/SIMPLE FORM. (2) COMPLETE QUALIFIED PLAN CERTIFICATION FORM.
(3) COMPLETE TSA CERTIFICATION FORM.                                            / / Contribution..... $____________for tax year_____
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                                                                                6. OPTIONAL DEATH BENEFIT
5. INITIAL PURCHASE PAYMENT                                                     SUBJECT TO STATE AVAILABILITY. ANNUITANT(S) MUST NOT
                                                                                BE OVER 70 AT ISSUE. IF AN OPTION IS NOT SELECTED,
INDICATE THE FORM OF INITIAL PAYMENT. CHECK PAYABLE TO PACIFIC LIFE INSURANCE   THE STANDARD DEATH BENEFIT IS THE DEFAULT.
COMPANY.
                                                                                / / STANDARD DEATH   / / STEPPED-UP DEATH
/ / 1035 EXCHANGE/EST. TRANSFER $_________ / / AMT. ENCLOSED $_________                 BENEFIT              BENEFIT
                                                                                           / / PREMIER DEATH BENEFIT
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7. REPLACEMENT WILL THE PURCHASE OF THIS ANNUITY RESULT IN THE REPLACEMENT, TERMINATION OR CHANGE IN VALUE OF ANY EXISTING LIFE
INSURANCE OR ANNUITY IN THIS OR ANY OTHER COMPANY? / / Yes / / No IF YES, PROVIDE THE INFORMATION BELOW AND ATTACH ANY REQUIRED
STATE REPLACEMENT AND/OR 1035 EXCHANGE/TRANSFER FORMS. USE THE SPECIAL REQUESTS SECTION FOR ADDITIONAL INSURANCE COMPANIES AND
CONTRACT NUMBERS.
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Insurance Company Name                        Contract Number                   Contract Type Being Replaced
                                                                                / / Life Insurance        / / Fixed Annuity
                                                                                / / Variable Annuity
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8. TELEPHONE/ELECTRONIC AUTHORIZATION I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By checking "yes," I am authorizing and directing
Pacific Life to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Pacific
Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost. / / Yes

9. ELECTRONIC DELIVERY AUTHORIZATION  By checking "yes," I authorize Pacific Life to provide my statements, prospectuses and other information electronically. I understand that I must have internet access to use this service and there may be access fees charged by the internet service provider.  / / Yes

Email address:__________________________ @ _______________________ .___________

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10. SPECIAL REQUESTS  IF ADDITIONAL SPACE IS NEEDED, ATTACH LETTER SIGNED AND DATED BY OWNER(S).
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11. ALLOCATION OPTIONS  USE WHOLE PERCENTAGES ONLY. ALLOCATIONS MUST EQUAL 100%.
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MANAGER:                     PORTFOLIO:                       MANAGER:                               PORTFOLIO:

_____% AIM ..................BLUE CHIP                      _____% Janus ............................FOCUSED 30
_____  AIM ..................AGGRESSIVE GROWTH              _____  Lazard ...........................MID-CAP VALUE
_____  Alliance Capital .....AGGRESSIVE EQUITY              _____  Lazard ...........................INTERNATIONAL VALUE
_____  Alliance Capital .....EMERGING MARKETS               _____  MFS ..............................CAPITAL OPPORTUNITIES
_____  Capital Guardian .....DIVERSIFIED RESEARCH           _____  MFS ..............................MID-CAP GROWTH
_____  Capital Guardian .....SMALL-CAP EQUITY               _____  MFS ..............................GLOBAL GROWTH
_____  Capital Guardian .....INTERNATIONAL LARGE-CAP        _____  Mercury Asset Management .........EQUITY INDEX
_____  Goldman Sachs ........EQUITY                         _____  Mercury Asset Management .........SMALL-CAP INDEX
_____  Goldman Sachs ........I-NET TOLLKEEPER               _____  Morgan Stanley ...................REIT
_____  INVESCO ..............FINANCIAL SERVICES             _____  PIMCO ............................GOVERNMENT SECURITIES
_____  INVESCO ..............HEALTH SCIENCES                _____  PIMCO ............................MANAGED BOND
_____  INVESCO ..............TECHNOLOGY                     _____  Pacific Life .....................MONEY MARKET
_____  INVESCO ..............TELECOMMUNICATIONS             _____  Pacific Life .....................HIGH YIELD BOND
_____  J.P. Morgan ..........MULTI-STRATEGY                 _____  Salomon ..........................LARGE-CAP VALUE
_____  J.P. Morgan ..........EQUITY INCOME                  _____  Pacific Life .....................FIXED
_____  Janus ................STRATEGIC VALUE
_____  Janus ................GROWTH LT                      _____  TOTAL MUST EQUAL 100%
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12. STATEMENT OF APPLICANT I received prospectuses for this variable annuity contract. After reviewing my financial background with my agent, I believe this contract will meet my insurable needs and financial objectives. If applicable, I considered the appropriateness of full or partial replacement of any existing life insurance or annuity. I understand that as a result of the investment experience of the variable investment options, my contract value may increase or decrease and is not guaranteed. I discussed the fees and charges for this contract with my agent, including withdrawal charges.

If there are joint applicants, the issued contract will be owned by the joint applicants as Joint Tenants With Right of Survivorship and not as Tenants in Common.

My signature certifies that the taxpayer identification number is correct. The following sentence applies only if you are not subject to withholding. I am not subject to backup withholding either because: 1) I am exempt; 2) I have not been notified that I am subject to backup withholding resulting from failure to report all interest or dividends; 3) I have been notified that I am no longer subject to backup withholding. The IRS does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.

THESE STATES REQUIRE INSURANCE COMPANIES TO PROVIDE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. PLEASE CHECK FOR STATE PRODUCT AVAILABILITY.

COLORADO It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the
Department of Regulatory Services.

NEW JERSEY Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

VIRGINIA It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

WASHINGTON Any person who knowingly presents a false or fraudulent claim for payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under law.

ALL OTHER STATES: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which may be a crime and may subject such person to criminal and civil penalties.
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Signed at: City                      State         Solicited at: State    SIGN  Owner's Signature            Date
                                                                          HERE
__________________________________   ____________  ____________________         ___________________________  __ __/__ __/__ __ __ __
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                                                                          SIGN  Joint Owner's Signature      Date
                                                                          HERE  IF APPLICABLE
                                                                                ___________________________  __ __/__ __/__ __ __ __
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13. AGENT'S STATEMENT Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued? / / YES / / NO (MUST CHECK ONE) IF YES, EXPLAIN IN REPLACEMENT SECTION. I have explained to the applicant how the annuity will meet their insurable needs and financial objectives.
I have discussed the appropriateness of replacement, and followed Pacific Life's written replacement guidelines.
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SIGN HERE Soliciting Agent's Signature     Print Agent's Full Name                     Agent's ID Number

__________________________________________ __________________________________________  _____________________________________________
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Agent's Phone Number                       Agent's E-Mail Address                      Option

__________________________________________ __________________________________________  / / A    / / B    / / C
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Broker/Dealer's Name                       Brokerage Account Number OPTIONAL.

__________________________________________ __________________________________________
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